January 16, 2003

                       DREYFUS VARIABLE INVESTMENT FUND
                        -- DISCIPLINED STOCK PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 2002

      THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE THIRD PARAGRAPH CONTAINED IN THE SECTION OF THE PORTFOLIO'S PROSPECTUS ENTITLED MANAGEMENT:"

      D. Gary Richardson serves as the primary portfolio manager of the portfolio. Mr. Richardson has been a primary portfolio manager of the portfolio since May 2002 and has been employed by Dreyfus as a portfolio manager since April 2002. He is also a vice president at Mellon Bank, which he joined in 1998. Prior to joining Mellon Bank, Mr. Richardson was a co-manager and research analyst at Munder Capital Management since 1996.

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